Cboe Vest Alternative Income Fund
Class A Shares (VDDAX)
Class C Shares (VDDCX)
Class Y Shares (VDDYX)
Institutional Class Shares (VDDIX)
Investor Class Shares (VDDLX)

Supplement dated October 10, 2018
to the
Prospectuses and Statements of Additional Information (“SAI”),
each dated August 16, 2018

The Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) has approved a Plan of Liquidation (the “Plan”) for Cboe Vest Alternative Income Fund (the “Fund”), which became effective on October 9, 2018. Cboe Vest Financial LLC (the “Adviser”), recommended that the Board approve the Plan due to the Adviser’s indication that it does not desire to continue supporting the Fund in favor of alternative means offered by the Adviser to access the Fund’s strategy. As a result, the Board has concluded that it is in the best interest of the Fund’s shareholders to liquidate the Fund. The Fund is expected to liquidate on or about October 30, 2018 (the “Liquidation Date”).

Effective immediately, the Fund is closed to new and subsequent investments, except that it may continue to accept systematic contributions from defined contribution and similar plans until it is administratively feasible to terminate these arrangements or until the Liquidation Date. As shareholders redeem shares of the Fund between the date of this Supplement and the Liquidation Date, the Fund may not be able to maintain its stated investment goal and other investment policies. Accordingly, the Fund may deviate from its stated investment goal and other investment policies during the period between the date of this Supplement and the Liquidation Date.

The Adviser will continue to manage its other series of the Trust. At any time before the Liquidation date, shareholders may redeem shares of the Fund or exchange their shares of the Fund for shares in other Cboe Vest-advised funds, subject to minimum investment account requirements and other restrictions on exchanges as described in those funds’ prospectuses. Shareholders that are interested in transferring their shares to one of these funds should contact your financial advisor directly or the Fund toll-free at 1-855-505-VEST (8378).

Before the Liquidation Date, shareholders may continue to reinvest dividends and distributions in the Fund or redeem their shares until the liquidation. Any remaining shareholders on the Liquidation Date will receive a distribution of their remaining investment value in full liquidation of the Fund based on the instruction listed on your account. The sale or liquidation of your shares will generally be a taxable event. You should consult your tax advisor about your tax situation.

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-855-505-VEST (8378).

Important Information for Retirement Plan Investors

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of any redemption of Fund shares. If you receive a distribution from an Individual Retirement Account (“IRA”) or a Simplified Employee Pension (“SEP”) IRA, you must roll the proceeds into another Individual Retirement Account within 60 days of the date of the distribution to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within 60 days to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement and the existing Prospectus provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-855-505-VEST (8378).